Revenue, Accounts Receivable and Provision for Credit Losses	6 Months Ended
Jun. 30, 2023
Revenue, Accounts Receivable and Provision for Credit Losses [Abstract]
Revenue, Accounts Receivable and Provision for Credit Losses
3.	Revenue, Accounts Receivable and Provision for Credit Losses

Revenue and Accounts Receivable

The Company’s tanker vessels are employed under various types of charters and accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

For the six months ended June 30, 2023, Revenue amounted to $2,631 from spot charters, to $29,314 from time-charters and to $29,039 from pool charters. For the six months ended June 30, 2022, Revenue amounted to $13,225 from spot charters, to $0 from time-charters and to $12,050 from pool charters.
As of June 30, 2023, the balance of Accounts receivable, net of provision for credit losses amounted to $840 for the spot charters (of which $118 relates to contract assets), to $644 for the time-charters and to $7,565 for the pool charters. As of December 31, 2022, the balance of Accounts receivable, net of provision for credit losses amounted to $2,636 for the spot charters (of which $167 relates to contract assets), to $34 for the time-charters and to $6,440 for the pool charters.

As of June 30, 2023 and December 31, 2022, the balance of Deferred Revenue amounted to $1,889 and $1,378 respectively, and related solely to cash received up-front from the Company’s time-charter contracts.

For the six months ended June 30, 2023 and 2022, charterers that accounted for more than 10% of the Company’s revenue, were as follows:

Charterer	2023	2022
A	32%	-
B	19%	-
C	12%	-
D	16%	48%
E	-	15%

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $8,316 and to $6,440 as of June 30, 2023 and December 31, 2022, respectively.

 Provision for credit Losses

The Company, in estimating its expected credit losses, gathers annual historical losses on its freight and demurrage receivables since 2019 when the Company’s tanker vessels firstly operated in the spot market, and makes forward-looking adjustments in the estimated loss ratio, which is re-measured on an annual basis. As of June 30, 2023 and December 31, 2022, the balance of the Company’s allowance for estimated credit losses on its outstanding freight and demurrage receivables were $54 and $109, respectively, and is included in Accounts receivable, net of provision for credit losses in the accompanying consolidated balance sheets. For the six months ended June 30, 2023 and 2022, the Provision for credit losses and write offs in the accompanying consolidated statements of operations includes changes in the provision of estimated losses of $(55) and $39, respectively, and for the six months ended June 30, 2023 and 2022 it also includes an amount of $0 and $38, respectively, representing demurrages write offs. No allowance was recorded on insurance claims as of June 30, 2023 and December 31, 2022, as their balances were immaterial. In addition, no allowance was recorded for cash equivalents as the majority of cash balances as of the balance sheet date was on time deposits with highly reputable credit institutions, for which periodic evaluations of the relative credit standing of those financial institutions are performed.